UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 27, 2025

CUSHMAN & WAKEFIELD Ltd.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-38611	98-1896559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street

Hamilton HM 12, Bermuda

(Address of Principal Executive Offices) (Zip code)

+1 441 298 3300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, $0.10 par value	CWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Background Information

Consummation of the Redomiciliation

As part of the previously announced plan (the “Redomiciliation”) to move its domicile from England and Wales to Bermuda through the introduction of a new holding company that will become the holding company of Cushman & Wakefield plc (“Old Cushman & Wakefield”), on November 26, 2025, Cushman & Wakefield Ltd. (“New Cushman & Wakefield”), a Bermuda exempted company limited by shares, and Old Cushman & Wakefield received approval from the High Court of Justice of England and Wales (the “Court”) of a statutory scheme of arrangement under English law (the “Scheme”), which was previously approved by Old Cushman & Wakefield’s shareholders. In order to effect the Redomiciliation, as set out below, holders of ordinary shares of US$0.10 nominal value each in Old Cushman & Wakefield (collectively, the “Old Cushman & Wakefield Shares”) received common shares, par value US$0.10 per share, in New Cushman & Wakefield (collectively, the “New Cushman & Wakefield Shares”) in exchange for their Old Cushman & Wakefield Shares on a one-for-one basis, with each holder of Old Cushman & Wakefield Shares receiving the equivalent number of New Cushman & Wakefield Shares (and Old Cushman & Wakefield becoming a wholly-owned subsidiary of New Cushman & Wakefield).

On November 27, 2025 (the “Effective Date”), Old Cushman & Wakefield delivered a copy of the order of the Court approving the Scheme to the Registrar of Companies in England and Wales and the Scheme became effective and binding on all Old Cushman & Wakefield shareholders as of the record time of the Scheme (5:00 p.m. Eastern Time on November 26, 2025 (the “Scheme Record Time”)), and Old Cushman & Wakefield became a subsidiary of New Cushman & Wakefield, thereby consummating the Redomiciliation. The bye-laws of New Cushman & Wakefield (the “New Cushman & Wakefield Bye-laws”), in substantially the form attached to the Definitive Proxy Statement of Old Cushman & Wakefield filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 4, 2025 in connection with the Redomiciliation (the “Redomiciliation Proxy”), have been adopted as of the Effective Date, and Old Cushman & Wakefield’s Articles of Association were amended to account for the transactions contemplated by the Scheme.

The Old Cushman & Wakefield Shares were previously listed on the New York Stock Exchange (the “NYSE”). On November 26, 2025, Old Cushman & Wakefield received notice from the NYSE that, in connection with the Old Cushman & Wakefield Shares being cancelled and the holders thereof receiving New Cushman & Wakefield Shares pursuant to the Scheme, the NYSE would remove the Old Cushman & Wakefield Shares from listing on the NYSE at the close of trading on November 26, 2025. The listing of the New Cushman & Wakefield Shares on the NYSE will become effective on and as of November 28, 2025, and the New Cushman & Wakefield Shares will begin trading on the NYSE as of market open on November 28, 2025 under the symbol “CWK”, the same symbol under which the Old Cushman & Wakefield Shares traded prior to the Effective Date.

Item 3.01	Notice of Delisting.

The information set forth in the “Background Information—Consummation of the Redomiciliation” section of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in the “Background Information—Consummation of the Redomiciliation” section of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the Redomiciliation, New Cushman & Wakefield issued approximately 231,672,532 New Cushman & Wakefield Shares to holders of Old Cushman & Wakefield Shares immediately prior to the Scheme Record Time. The terms and conditions of the issuance were sanctioned by the Court after a hearing upon the fairness thereof at which all shareholders of Old Cushman & Wakefield had a right to appear and of which adequate notice had been given. The issuance was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(10) thereof.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Officers of New Cushman & Wakefield

In connection with the Redomiciliation and with effect from and after the Effective Date, the executive officers of Old Cushman & Wakefield, who are listed below, became the executive officers of New Cushman & Wakefield with the same titles as such executive officers held with Old Cushman & Wakefield.

Position
Michelle MacKay	Chief Executive Officer
Andrew McDonald	Global President and Chief Operating Officer
Laurida Sayed	Senior Vice President, Chief Accounting Officer and Global Corporate Controller
Neil Johnston	Executive Vice President, Chief Financial Officer
Noelle Perkins	Executive Vice President, Chief Legal Officer and Secretary
Nathaniel Robinson	Executive Vice President, Chief Investment and Strategy Officer

Biographical and other information (including compensation arrangements) concerning the executive officers of New Cushman & Wakefield is included in the definitive proxy statement of Old Cushman & Wakefield filed with the SEC on April 4, 2025 (the “AGM Proxy”) and is incorporated herein by reference.

There are no arrangements or understandings with any person pursuant to which the directors and the executive officers were appointed. There are no family relationships amongst any of the directors or any of the executive officers of New Cushman & Wakefield.

Also in connection with the Redomiciliation and with effect from and after the Effective Date, the directors of Old Cushman & Wakefield, who are listed below, became the directors of New Cushman & Wakefield, and the board of directors of New Cushman & Wakefield (the “New Cushman & Wakefield Board”) replicated the committees of the board of directors for Old Cushman & Wakefield as listed below.

	Board of Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Susan Daimler	✓
Michelle Felman	✓		Chair	✓
Michelle MacKay	✓
Jodie W. McLean	✓		✓	Chair
Jennifer McPeek	✓	✓
Stephen Plavin*	✓
Angela Sun	✓		✓	✓
Rajesh Vennam	✓	✓
Timothy Wennes	✓
Billie Williamson	✓	Chair

*	Non-Executive Chairman

Until the election of directors at the annual general meeting in 2028, directors of New Cushman & Wakefield will be divided into three classes of directors, designated as “Class I”, “Class II” and “Class III”, respectively. Michelle Felman, Jennifer McPeek and Susan Daimler were each designated to be a Class I director, Jodie Watt McLean, Billie Williamson and Timothy Wennes were each designated to be a Class II director, and Michelle MacKay, Stephen Plavin, Angela Sun and Rajesh Vennam were each designated to be a Class III director. The term of appointment for: (1) the Class I directors expires at the close of the Company’s annual general meeting in 2028, (2) the Class II directors expires at the close of the Company’s annual general meeting in 2026, and (3) the Class III directors expires at the close of the Company’s annual general meeting in 2027. Directors who stand for election at the 2026 Annual General Meeting (Class II directors) will be eligible to be elected to serve a one-year term; directors who stand for election at the 2027 Annual General Meeting (Class II and Class III directors) will be eligible to serve a one-year term; directors who stand for election at the 2028 Annual General Meeting and at each Annual General Meeting thereafter (all directors) will be eligible to serve for one-year terms. Following the annual general meeting in 2028, the director classes shall cease to exist.

The directors of each class will hold office until their respective successors are elected and qualified or until their respective death, resignation, retirement, disqualification or removal. Biographical and other information concerning each of these individuals (including compensation information) other than Stephen Plavin, Timothy Wennes and Susan Daimler is included in the AGM Proxy and is incorporated herein by reference. Biographical and other information concerning Stephen Plavin, Timothy Wennes and Susan Daimler is included in Old Cushman & Wakefield’s Current Report on Form 8-K filed with the SEC on June 23, 2025 and is incorporated herein by reference.

In connection with the Redomiciliation, New Cushman & Wakefield will enter into indemnification agreements with its directors, under which New Cushman & Wakefield will indemnify them, to the fullest extent permitted by applicable law, against all losses suffered or incurred by them in the event that they are a party to or involved in any claim arising in connection with their appointment as director of New Cushman & Wakefield or its affiliate undertakings or another corporation at the request of New Cushman & Wakefield. A copy of the form of indemnification agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary of such indemnification agreements is qualified in its entirety by reference to the full text thereof set forth in Exhibit 10.1.

Incentive Plans

In connection with the Redomiciliation, on the Effective Date, Old Cushman & Wakefield entered into a Compensation Plan Agreement with New Cushman & Wakefield (the “Compensation Plan Agreement”), pursuant to which New Cushman & Wakefield assumed (including sponsorship of) the Old Cushman & Wakefield 2018 Omnibus Non-Employee Directors Share and Cash Incentive Plan and the Old Cushman & Wakefield 2018 Omnibus Management Share and Cash Incentive Plan (together, the “Old C&W Equity Compensation Plans”), and all obligations of Old Cushman & Wakefield pursuant to each stock option to purchase an Old Cushman & Wakefield Share (an “Old C&W Option”) and each right to acquire or vest in an Old Cushman & Wakefield Share (an “Old C&W Stock Unit” and each of an Old C&W Option and an Old C&W Stock Unit, an “Old C&W Equity Award”) that was outstanding immediately prior to the Scheme Record Time and (i) issued under the Old C&W Equity Compensation Plans and underlying grant agreements (each such grant agreement, an “Old C&W Equity Award Grant Agreement” and such grant agreements together with the Old C&W Equity Compensation Plans, the “Old C&W Equity Compensation Plans and Agreements”) or (ii) granted by Old Cushman & Wakefield outside of the Old C&W Equity Compensation Plans and Agreements pursuant to Section 303A.08 of the NYSE Listed Company Manual. Each such Old C&W Equity Award was converted into (A) with respect to each Old C&W Stock Unit, a right to acquire or vest in a New Cushman & Wakefield Share or (B) with respect to an Old C&W Option, an option to purchase a New Cushman & Wakefield Share at an exercise price per share equal to the exercise price per Old Cushman & Wakefield Share subject to such Old C&W Option immediately prior to the Scheme Record Time. Further, pursuant to the Compensation Plan Agreement, New Cushman & Wakefield assumed (including sponsorship of) the Old Cushman & Wakefield Executive Deferred Compensation Plan (the “Deferred Compensation Plan”) and all obligations of Old Cushman & Wakefield thereunder, including any outstanding and valid deferral elections made pursuant to the Deferred Compensation Plan and any obligations in respect of any Deferred Stock Account (as such term is defined therein). On November 26, 2025, the Old C&W Equity Awards, the Old C&W Equity Compensation Plans and Agreements, the Deferred Compensation Plan and any provision of any other compensatory plan, agreement or arrangement providing for the grant or issuance of Old Cushman & Wakefield Shares was automatically deemed to be amended (and, in the case of the Old C&W Equity Compensation Plans and Deferred Compensation Plan, formally amended), to the extent necessary or appropriate, to provide that references to Old Cushman & Wakefield in such awards, documents and provisions will be read to refer to New Cushman & Wakefield and references to Old Cushman & Wakefield Shares in such awards, documents and provisions will be read to refer to New Cushman & Wakefield Shares.

Pursuant to the Compensation Plan Agreement, on the Effective Date, Cushman & Wakefield Global, Inc. (“Cushman & Wakefield Global”), a wholly-owned subsidiary of New Cushman & Wakefield entered into amended and restated offer letters, attached as Exhibits 10.6 and 10.7 hereto, with each of Michelle MacKay and Andrew McDonald, pursuant to which Cushman & Wakefield Global assumed any and all obligations to the individual signatories under the offer letters between such officers and Old Cushman & Wakefield from and after the Effective Date in accordance with the terms of the offer letters as if (i) Cushman & Wakefield Global, and not Old Cushman & Wakefield, was the signatory thereto and (ii) all references to Old Cushman & Wakefield therein were replaced with references to Cushman & Wakefield Global. All other material terms and conditions of the offer letters remain the same and as described in further detail in the AGM Proxy.

The foregoing descriptions of the Compensation Plan Agreement and amended and restated offer letters do not purport to be complete and are qualified in their entirety by reference to the full text of the Compensation Plan Agreement and such offer letters, which are filed as Exhibits 10.2 and 10.6 - 10.7, respectively, and each of which is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Redomiciliation, New Cushman & Wakefield filed a Memorandum of Association with the Registrar of Companies in Bermuda pursuant to the Companies Act 1981 of Bermuda, as amended, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference, and on the Effective Date, adopted the New Cushman & Wakefield Bye-Laws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference. The summary of the material terms of the New Cushman & Wakefield Bye-Laws set forth under “Description of the Share Capital of New Cushman & Wakefield” in Item 8.01 of this Current Report on Form 8-K is incorporated by reference herein. Such summary does not purport to be complete and is qualified in its entirety by reference to the full text of the New Cushman & Wakefield Bye-laws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosures.

On November 28, 2025, New Cushman & Wakefield will issue a press release (the “Press Release”) noting the completion of the Scheme and the Redomiciliation. The Press Release is furnished hereto as Exhibit 99.1.

The information contained in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Successor Issuer

Prior to the Redomiciliation, the Old Cushman & Wakefield Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE under the symbol “CWK”. On November 28, 2025, the NYSE is expected to file with the SEC a Form 25 to remove the Old Cushman & Wakefield Shares from listing on the NYSE. After the Form 25 becomes effective, Old Cushman & Wakefield will file a Form 15 with the SEC to terminate the registration, and suspended the reporting obligations, of Old Cushman & Wakefield with respect to the Old Cushman & Wakefield Shares under Sections 13 and 15(d) of the Exchange Act.

Pursuant to Rule 12g-3(a) promulgated under the Exchange Act, New Cushman & Wakefield is the successor issuer to Old Cushman & Wakefield and the New Cushman & Wakefield Shares are deemed to be registered under Section 12(b) of the Exchange Act. The New Cushman & Wakefield Shares were approved for listing on the NYSE and will begin trading on November 28, 2025 under the symbol “CWK”, the same symbol under which the Old Cushman & Wakefield Shares previously traded. New Cushman & Wakefield hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

Description of the Share Capital of New Cushman & Wakefield

The description of New Cushman & Wakefield’s securities registered pursuant to Section 12 of the Exchange Act provided in Exhibit 4.1, which is incorporated by reference herein, modifies and supersedes any prior description of Old Cushman & Wakefield’s capital stock in any registration statement or report filed with the SEC and will be available for incorporation by reference into certain of New Cushman & Wakefield’s filings with the SEC pursuant to the Securities Act, the Exchange Act, and the rules and forms promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Memorandum of Association of Cushman & Wakefield Ltd.

3.2	Bye-Laws of Cushman & Wakefield Ltd., adopted on November 27, 2025

4.1	Description of the Share Capital of Cushman & Wakefield Ltd.

10.1	Form of Indemnification Agreement

10.2	Compensation Plan Agreement

10.3	A&R Omnibus Management Plan

10.4	A&R Omnibus Non-Employee Director Plan

10.5	A&R Deferred Compensation Plan

10.6	A&R Offer Letter (Michelle MacKay)

10.7	A&R Offer Letter (Andrew McDonald)

99.1*	Press Release, dated November 28, 2025

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Exhibit is furnished herewith and not deemed to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2025

CUSHMAN & WAKEFIELD LTD.

By:	/s/ Noelle J. Perkins
Name:	Noelle J. Perkins
Title:	Executive Vice President, Chief Legal Officer & Secretary